UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2024

VERADIGM INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart
Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 334-8534

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MDRX	Nasdaq Global Select Market
Preferred Stock Purchase Rights		Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 27, 2024, Veradigm Inc., a Delaware corporation (the “Company”), received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Nasdaq Hearings Panel (the “Panel”) has determined to delist the common stock of the Company from Nasdaq (the “Decision”). The Decision indicates that the Company remains noncompliant with Nasdaq Listing Rule 5250(c)(1) and Nasdaq Listing Rule 5620(a).

The Decision indicates that trading in the Company’s common stock will be suspended effective February 29, 2024. The Decision also indicates that the Company may, within 15 calendar days from the date of the Decision, request that the Nasdaq Listing and Hearing Review Council review the Decision and that the Nasdaq Listing and Hearing Review Council may, on its own motion, determine to review any Panel decision within 45 calendar days after issuance of the written decision. The Company does not intend to request that the Nasdaq Listing and Hearing Review Council review the Decision.

As previously disclosed, the Company remains noncompliant with Nasdaq Listing Rule 5250(c)(1) because the Company has not filed its Annual Report on Form 10-K for the year ended December 31, 2022 (the “Form 10-K”) or its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 (the “Q1 Form 10-Q”), June 30, 2023 (the “Q2 Form 10-Q”) and September 30, 2023 (together with the Q1 Form 10-Q and the Q2 Form 10-Q, the “Form 10-Qs”). Also as previously disclosed, the Company remains noncompliant with Nasdaq Listing Rule 5620(a), which requires companies listing common stock to hold an annual meeting of stockholders no later than one year after the end of the company’s fiscal year.

The Company is working diligently to file the Form 10-K and the Form 10-Qs, and ultimately to regain compliance with all of the Nasdaq Listing Rules and restore its listing as soon as practicable; however, no assurance can be given as to the definitive date on which such periodic reports will be filed or whether the Company will ultimately regain compliance with all of the Nasdaq Listing Rules and return to being listed on The Nasdaq Global Select Market in the future.

While the Company’s common stock is suspended from trading on Nasdaq, the Company expects that its shares of common stock will be quoted on an over-the-counter market with its existing ticker symbol (MDRX).

The delisting also constitutes a “make-whole fundamental change” under the indenture pursuant to which the Company’s outstanding convertible notes were issued.

On February 28, 2024, the Company issued a press release regarding the Decision. A copy of the press release is attached hereto as Exhibit 99.1.

Disclosure Regarding Forward-Looking Information

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s efforts to regain compliance with the Nasdaq Listing Rules and expected trading activity in connection with the delisting and suspension of trading of the Company’s common stock. These forward-looking statements are based on the current beliefs and expectations of the Company’s management with respect to future events, only speak as of the date that they are made and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “continue,” “can,” “may,” “look forward,” “aim,” “hopes,” and similar terms, although not all forward-looking statements contain such words or expressions. Actual results could differ significantly from those set forth in the forward-looking statements.

Important factors that could cause a delay in filing the required financial statements and restoring the delisting include, but are not limited to, a further material delay in the Company’s financial reporting or ability to hold an annual meeting of shareholders, including as a result of the leadership changes announced in December 2023; an inability to timely prepare restated financial statements; unanticipated factors or factors that the Company currently believes will not cause delay; the impacts of the previously disclosed, ongoing independent investigation by the

Audit Committee of the Board of the Company that relates to the Company’s financial reporting, internal controls over financial reporting and disclosure controls (the “Audit Committee Investigation”), including on the Company’s remediation efforts and preparation of financial statements or other factors that could cause additional delay or adjustments; the possibility that the ongoing review may identify additional errors and material weaknesses or other deficiencies in the Company’s accounting practices; the likelihood that the control deficiencies identified or that may be identified in the future will result in additional material weaknesses in the Company’s internal control over financial reporting; risks relating to the Company’s voluntary disclosure to the U.S. Securities and Exchange Commission (the “SEC”) of information concerning the Audit Committee Investigation; risks relating to the putative securities class action lawsuit filed against the Company and any other future litigation or investigation relating to the Audit Committee Investigation; risks relating to the Company’s common stock not trading on a national securities exchange, including risks relating to the fact that in the event the Company’s common stock ceases to be listed or quoted on Nasdaq, holders of the Company’s convertible notes have the right to put the notes to the Company or convert the notes into Company stock at the conversion price and applicable make-whole set forth in the indenture governing the notes, and other factors contained in the “Risk Factors” section and elsewhere in the Company’s filings with the SEC from time to time, including, but not limited to, Current Report on Form 8-K filed on January 10, 2024. The Company does not undertake to update any forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes over time, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press release issued by Veradigm Inc. on February 28, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERADIGM INC.

Date: February 28, 2024	By:	/s/ Eric Jacobson
Eric Jacobson Senior Vice President, Deputy General Counsel and Corporate Secretary